January 25, 2000

Dear Fellow Aggressive Growth Shareholder,

It only takes one really good quarter to make the investment picture look very rosy. We had just such a quarter to end the century--up 69%. To say I'm pleased would be a gross understatement. Someone please pull me down off the ceiling. (Me, not the Portfolio, thank you very much.)

On top of three previous S&P-beating quarters, the December quarter gave us a calendar year with a three-digit return--up 121%. Bridgeway Aggressive Growth ranks 5th of 160 aggressive growth funds in the last quarter, 7th of 156 in the last year, and 5th of 76 in the last five years through December.

Performance Summary

TRANSLATION: As explained in detail in the following section, technology companies of all sizes carried the day for our Portfolio. Our performance during this period was also influenced by the "growth" orientation of our Portfolio. Any way you measure it, the quarter was outstanding. We stomped all of our benchmarks.

The table below presents our December quarter, one year, five year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994.

                                           December Qtr.    1 Year       5 Year      Life-to-Date
                                              10/1/99       1/1/99       1/1/95         8/5/94
                                            to 12/31/99   to 12/31/99  to 12/31/99  to 12/31/99(3)
                                            -----------   -----------  -----------  --------------
      Aggressive Growth Portfolio               69.3%        120.6%       39.2%        37.9%
      S&P 500 Index (large companies)(1)        15.0%         21.0%       28.5%        26.3%
      Russell 2000 (small companies)(1)         18.4%         21.3%       16.7%        16.0%
      Lipper Capital Appreciation Funds(2)      38.2%         52.6%       26.5%        25.0%

(1) The S&P 500 and the Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. (3) Five year and life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 12/31/99]

Detailed Explanation of Quarterly Performance--Our Tech Stocks Soared

TRANSLATION: Hooray for technology! This part of our Portfolio represented 27% at the beginning of the quarter and, due to appreciation, an unusually large 50% at the end of the quarter.

It doesn't take a great deal of study of individual stock performance to see what happened in the December quarter. Let's look at the stocks that contributed the most to our quarterly return:

    Rank    Description                       Industry                            % Gain
    ----    -----------                       --------                            ------
     1      Qualcomm Inc.                     Telecommunications                  272.4%
     2      JDS Uniphase Corporation          Electronics/Electric                183.5%
     3      Santa Cruz Operation Inc.         Data Processing/Software            154.5%
     4      Siebel Systems Inc.               Data Processing/Software            152.2%
     5      Unify Corporation                 Data Processing/Software            143.3%
     6      IDEC Pharmaceuticals              Drugs-Generic and OTC                99.9%
            Corporation

Technology sparked our performance in a big way. Eleven stocks appreciated more than 50%. Nine of these were technology related (telecommunication, electronics, and software), and two were biotechnology firms. All five of the stocks that more than doubled were technology. Just phenomenal. The sweetest part was that our largest holding at the beginning of the quarter (comprising a whopping 14% of net assets) was also at the top of the list above.

Detailed Explanation of Quarterly Performance--What Didn't Go Well

TRANSLATION: Retail stores did not "go well" in the December quarter. These stocks represented our second largest sector at the beginning of the quarter (21% of net assets) and detracted significantly from our quarterly return. Fortunately, our technology stocks made up the difference several times over.

It's rather hard to tell from the performance table on page one, but the retail sector was a significant drag on our performance in the December quarter. This was unfortunate, because it represented 21% of Portfolio net assets at the beginning of the quarter, more than three and a half times the weighting of the sector in the economy. The drag would have been even worse had we not significantly trimmed our Best Buy position last summer. (It was our second largest holding on June 30, but number nine by September 30.) Four of our eight retail stocks actually declined from September to December.

Our worst performing stock was Children's Place Retail Stores, which declined 38% in the quarter, or 69% from its peak in July. The interesting thing is that nothing has changed about the fundamentals of this company. Our models like it even more now than last summer. The company continues to grow at a dramatic rate. Earnings have greatly exceeded Wall Street estimates each of the last three quarters. The company has no debt and plenty of cash for expansion, which it has executed flawlessly. I don't see any storm clouds on the horizon. It appears that the company has been taken down with investor concerns of rising interest rates and the threat of a pullback in consumer spending. I don't believe it. We'll see. We have continued to buy shares of this company.

Explanation of Performance--"Growth" Stocks Helped

TRANSLATION: Growth companies (those with fast growing sales and earnings) did much better than value companies (slower growing companies which are inexpensive according to certain measures of valuation) during the quarter. Some of our growth companies have appreciated so far so fast, that we did some trimming to add to our value companies at the end of the quarter.

The following "style box" indicates the performance of funds invested in small versus large stocks, and growth versus value stocks. In 1996, the Aggressive Growth Portfolio had a strong small-value bias. Over the last couple of years it has "migrated" toward the mid-cap/growth end of the spectrum as our models have identified more "buys" in this category and as these companies appreciated much more quickly. Keep in mind, however, that our Portfolio typically owns an assortment of both large and small companies, and value and growth companies. We're really trying to keep some balance in this Portfolio (and improve diversification) by using models of various "styles." Just as we had no "commitment" to small/value in 1996, we have no commitment to mid-cap/growth in 2000. I will follow wherever our models take us. As demonstrated in the following "grid" of December quarter mutual fund returns by company size and style (value versus growth), the growth side of the chart was the place to be in 1999.

                             Value                   Growth

                  Large
                             -------    -------     -------
                               6.0%      14.7%       25.8%
                             -------    -------     -------
                               6.1%      16.7%       39.5%
                             -------    -------     -------
                               4.2%      13.6%       42.0%
                             -------    -------     -------
                  Small

The following presents the number of stocks in each of the grid boxes above in the Portfolio at the beginning of the quarter.

                             Value                   Growth

                  Large
                             -------    -------     -------
                                1          0           6
                             -------    -------     -------
                                0          1           7
                             -------    -------     -------
                                7          4           4
                             -------    -------     -------
                  Small

Growth sure helped. Of our top-performing stocks on page 2, three were large-growth (upper right hand box), one was mid-growth (mid right hand box), one was small-growth (lower right hand box), and one was small-blend (bottom middle box). Not surprisingly from the first box, our value companies were (relatively) a significant drag on our performance. But our diversification is important, and I hope to beat the market in lots of different environments, not just the growth-dominated one. At the end of the quarter, I trimmed some of our growth exposure, adding to the "value" end of the spectrum.

Oh For More Problems Like This

One problem created by the meteoric rise of Qualcomm this year (it has appreciated over five-fold since our first purchase) is the potential concentration in our Portfolio. We frequently invest in one or two companies ("core positions") with as much as 7% or 8% of Portfolio assets. Sometimes, but rarely, I will invest more, but only when my models indicate that downside risk is very low. However, if a stock really takes off, I typically start trimming it when it becomes 20% of assets. A higher level is simply too much from the standpoint of diversification or risk (having too many eggs in one basket). About every three years I expect a core position to "blow up," that is, decline 35% or more. I certainly don't want this to happen with a stock that represents, say, 25% of the entire Portfolio.

I've had to trim back Qualcomm significantly several times to keep this monster at bay, that is, to keep it from becoming too big a piece of the whole Portfolio pie. The good thing is that we seem to have timed our selling fairly well, if you accept the premise that we had to sell at all. Mind you, at no time has our model given a sell signal in this stock. (Fortunately, I was able to invest in some alternative stocks that have also done outstandingly well.) The graph below shows how this has worked with our position in Qualcomm. At the end of the quarter, even after trimming on three occasions, Qualcomm still represented over 12% of the Portfolio.

         [GRAPH SHOWING STOCK POSITION OF QUALCOMM INC IN PORTFOLIO]

I hate selling a company before getting a model "sell" signal. On the other hand, risk management is a big part of what this Portfolio is about, and it's best not to get too greedy. We just follow the discipline of our models and diversification rules.

Top Ten Holdings

In spite of all our talk of technology, we still try to maintain reasonable industry diversification. Here are the top ten holdings at the end of December:

                                                                               Percent of
    Rank     Description                         Industry                      Net Assets
    ----     -----------                         --------                      ----------
      1      Qualcomm Inc.                       Telecommunications              12.3%
      2      JDS Uniphase Corporation            Electronics/Electric            11.8%
      3      PE Celera Genomics Group            Drugs-Generic and OTC            5.8%
      4      Network Appliances Inc.             Telecommunications               4.6%
      5      Siebel Systems Inc                  Data Processing/Software         3.9%
      6      Titan Corporation                   Electronics/Electric             3.5%
      7      Children's Place Retail Stores Inc. Retail Stores                    3.5%
      8      Oracle Corporation                  Data Processing/Software         3.5%
      9      Arkansas Best Group                 Trucking                         3.3%
     10      CTS Corporation                     Electronics/Electric             3.1%
                                                                                 ----
             Total                                                               55.1%

Since late December I have continued to "harvest" from among our growth stocks to add to our value stocks. You will notice in the attached detailed investment schedule a few more "mature" and less

"pricey" stocks, such as Ford and Bank of America, not to mention some cheap retail stocks. I am also looking to add some cheaper small stocks. (See "The Tide Has Turned" below.) Current holdings such as Arkansas Best (a trucking firm) and Amtran (an airline) are examples of these.

The Tide Has Turned--Maybe

Two of the more dramatic long-term historical stock trends have been the relative superior performance of small stocks (which has definitely not been the case over the last five years) and the persistence of large or small-stock dominance, typically for periods of time ranging from three to six years. The period from 1994 to 1998 represented the longest dominance of large stock performance over the last seven decades. However, small stocks edged out large ones in 1999. Based on prior historical trends (small stocks tend to outperform large ones in the current year if they did the year before) and based on some attractive current valuations (a greater number of small stocks appear cheap), I believe we could finally see a market more favorable to small U.S. stocks in 2000.

One caveat: the future never looks exactly like the past. Or, as Yogi Berra put it, "The future just ain't what it used to be." Nevertheless, I expect the trends above to hold over the long term.

Disclaimer

The following is a reminder from the friendly folks at Bridgeway Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1999; security positions can and do change thereafter.

We Survived Y2K

TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just kept looking for the next great stock.

In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

First, my models don't have a Y2K variable, so it's impossible to take such things into consideration quantitatively. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave us a pretty thick cushion.

Tax Efficiency Update

Translation: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency. Although I would not expect Aggressive Growth to rank long-term in the top quarter (which we have over the last five years), I would hope to rank in the second quartile long-term. What's working in our favor is significant asset growth and our tax management "on the margin" (or wherever I feel it will not hurt our overall returns.) What's working against us is our turnover, which I expect to continue to be well over 100%.

The following table indicates the tax efficiency over the last one- and five-year periods:

                                   % Tax
                                   Efficiency    1-year        5-year
                                   Since         Percentile    Percentile
     Portfolio                     Inception     Rank          Rank
     ---------                     ----------    ----------    ----------
     Aggressive Growth             94.1%         46th          17th
     Ultra-Small Company           89.8%         1st           38th
     Ultra-Small Index             100%          1st           NA
     Micro-Cap Limited             96.1%         26th          NA
     Social Responsibility         98.2%         17th          4th
     Ultra-Large 35 Index          99.1%         21st          NA

     S&P 500 Fund                  96.5%*        32nd          5th
     Russell 2000 Index Fund       87.2%*        65th          48th

*Based on the last five year period.

The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 94.1% of the Portfolio's total return since inception on August 5, 1994, based on current tax rates of 39.6% for income and 20% for long-term capital gains. The third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. (In the worst case, a portfolio may make a substantial distribution from its prior years' appreciation in a year when the total return is actually negative; this happened in 1998 in the Ultra-Small Company Portfolio.) The final column compares our tax efficiency to other funds for a longer (five-year) period of time. This is the column that I believe best measures my longer-term report card on tax efficiency.

Although I care a great deal about the tax efficiency in all of our portfolios, you should be aware that I do not consider the Aggressive Growth Portfolio to be a "tax-managed" fund. We make decisions "on the margin" to improve our tax efficiency when I believe that it is not to the detriment of the Portfolio's overall return or risk. However, my ability to maintain favorable tax efficiency is greatly limited in a portfolio such as this one with turnover much higher than 100%. Which brings me to the next topic . . .

Portfolio Turnover

TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the Portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). On the other hand, turnover is good if the securities I buy go up more than that ones I sell. So far the benefits have outweighed the disadvantages for Aggressive Growth.

In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with similar funds?" "Why should I care?" "Is our turnover good or bad?" I asked the same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

The "portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 21 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

What does "portfolio turnover" mean?

The portfolio turnover rate indicates the number of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Aggressive Growth's recent turnover rate was 249%, higher than the average 158% in prior years. The strong appreciation of our stocks in the last half year required more buying and selling to keep our Portfolio risk in line with our objective.

How does the turnover in the Aggressive Growth Portfolio compare with that of similar funds?

Turnover for the Aggressive Growth Portfolio is higher than the average 126% rate among all aggressive growth mutual funds and much higher than the 88% rate among all domestic equity funds, based on recent data from Morningstar.

Is Aggressive Growth's turnover good or bad?

Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. I have found that harvesting losses also slightly boosts returns. Any turnover for any reason adds to transaction costs, and this is bad. Overall, I would argue strongly that our turnover has added value so far. My "proof" is that we have beaten the returns of an index strategy both before and after taxes on a cumulative basis. This has not been true in every shorter time period, however, which is one reason I think this Portfolio is appropriate only for long-term investors.

Why should I care?

Turnover can be either good or bad. It is bad when the buying and selling generates additional net costs for the portfolio that are not offset by the additional return generated by the newly-purchased security. In this Portfolio, I estimate the cost of an average trade at about 0.75% of the trade value. Thus, to buy and sell $100,000 of stock costs the Portfolio about $1,500 or $100,000 times 2 times .0075. In a future letter, I'll explain how I estimate this cost and what we do to minimize it.

[Footnote: For now, suffice it to say that these costs include broker commissions, stock spreads (the difference between the price for which you can sell a stock and the price for which you can buy it), impact cost (the additional premium you pay if you buy more than the "offered" number of shares and you want to buy quickly), and opportunity cost (or the cost of being so stingy with the price you are willing to pay that a great investing opportunity simply passes you by).]

At any rate, when I buy and sell a stock, the new stock has to return 1.5% more over the period I hold it than the stock I sold. Otherwise, the Portfolio would have come out ahead just "staying put." One way to measure the effectiveness or "value added" of a portfolio manager is to compare the portfolio performance with what the performance would have been if there had been no trading during the year. We'll do this analysis in a future letter too. Our active trading added quite a bit of value in 1999.

Apart from the additional costs implied by turnover, there are also tax implications if your shares are held in a taxable account. (If they are in an IRA, there are no tax implications.) For example, take two funds, A and B. Assume that both funds appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. Further assume that the expenses of both funds equal the dividend income, so there are no "ordinary" or "income" fund distributions. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.]

In Fund A, you pay some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grows to $38,842. Fund B grows 36% more to $52,956 after all taxes are paid. So the less tax efficient portfolio has an after-tax annualized return of 7.0% while the more tax efficient portfolio has an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

The bottom line is that turnover can eat very significantly into returns, due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Marginally better stock picking just won't do if you hold shares in a taxable account.

If all this talk of taxes and trading costs has turned you off to active management, go back to page one and study the returns. So far, we have compensated our long-term investors for both higher trading costs and higher taxes (relative to an index fund of the same size stocks), but we have not done so in each individual year.

Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

Bridgeway's Smallest Holding

With each quarterly letter, I discuss our largest holdings, since these are the most likely to have a big impact on our returns. With this letter I'd like to talk about our smallest holding, also significant, but for a different reason.

The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm, held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway has been done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

As I write this part of my letter two days before century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

Conclusion

As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,


/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999


      Industry   Company                                     Shares          Value
      --------   -------                                     ------          -----

Common Stock - 92.7%
      Air Transport - 1.0%
                 Amtran, Inc. *                               9,450     $  183,094

      Automobiles - 2.5%
                 Ford Motor Company                           9,100        485,144

      Banking - 2.6%
                 BankAmerica Corporation                      9,800        491,838

      Data Processing - Computer Systems - 3.9%
                 Siebel Systems, Inc. *                       8,900        747,600


      Data Processing - Leasing & Distributor - 2.0%
                 CDW Computer Centers, Inc. *#                4,800        377,400

      Data Processing - Software & Services - 15.5%

                 ANSYS, Inc. *                               21,700        238,700
                 Adobe Systems Inc. *                         5,500        369,875
                 America Online, Inc. *                       4,000        303,500
                 Oracle Corporation *                         5,900        661,169
                 The Santa Cruz Operation, Inc. *            13,000        394,875
                 Symantec Corporation *                       8,100        474,863
                 Unify Corporation *#                        19,110        523,136
                                                                        ----------
                                                                         2,966,118
      Drugs-Generic and OTC - 5.7%
                 PE Celera Genomics *                         7,400      1,102,600


      Electronics/Electric - 23.5%
                 C T S Corporation                            7,900        595,463
                 Candela Corporation *                       17,000        316,625
                 Integrated Device
                    Technology, Inc. *                       19,800        574,200
                 JDS Uniphase Corporation *                  14,000      2,258,375
                 Power Integrations, Inc. *                   2,000         95,875
                 The Titan Corporation *                     14,000        662,375
                                                                        ----------
                                                                         4,502,913
      Equipment/Service - 4.5%
                 Network Appliance, Inc. *                   10,500        872,156

      Finance - 0.2%
                 Web Street, Inc. *                           3,000         37,125


      Leisure-Amusement - 0.5%
                 SCP Pool Corporation *                       4,000        103,750

      Machinery - 1.3%
                 VISX, Inc. *                                 4,700        243,225

      Retail Stores - 9.7%
                 American Eagle Outfitters, Inc. *            5,600        252,000
                 Catherines Stores Corporation *              4,715         99,015
                 Chico's FAS, Inc. *                         14,000        526,750

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


    Industry   Company                                        Shares           Value
    --------   -------                                        ------           -----

    Retail Stores, continued
               Creative Computers, Inc. *                      7,725     $    56,489
               Spiegel, Inc. * #                              38,300         269,297
               The Children's Place Retail
                  Stores, Inc. *                              40,236         661,379
                                                                         -----------
                                                                           1,864,930
    Shipping/Shipbuilding - 0.0%
               Kirby Corporation *                                10             205

    Telecommunications - 16.6%
               Harmonic Inc. *                                 5,800         550,638
               QUALCOMM Inc. *                                13,352       2,351,621
               Tellabs, Inc. *                                 4,300         276,006
                                                                         -----------
                                                                           3,178,265
    Trucking - 3.3%
               Arkansas Best Corporation *                    52,800         633,600
                                                                         ===========

    Total Common Stock (Identified Cost $11,599,005)                     $17,789,963

Options - 1.0%
    CDW Computer Centers, Inc. - 0.1%
               January, 2000 Calls @ $70 *                        20          18,000


    S&P 100 Index - 0.0%
               January, 2000 Puts @ $650 *                        25           2,031
               January, 2000 Puts @ $680 *                        35           5,250
                                                                         -----------
                                                                               7,281
    S&P 500 Index - 0.1%
               January, 2000 Puts @ $1,300 *                      60          18,750

    Spiegel, Inc. - 0.0%
               February, 2000 Calls @ $10 *                       30             563
               January, 2000 Calls @ $10 *                        50           1,250
               January, 2000 Calls @ $7.50 *                      30           1,688
               May, 2000 Calls @ $7.50 *                          30           4,500
                                                                         -----------
                                                                               8,001
    Standard Pacific Corporation - 0.0%
               March, 2000 Calls @ $10 *                          20           2,750

    Unify Corporation - 0.7%
               February, 2000 Calls @ $5 *                        60         132,000
                                                                         ===========
    Total Options (Identified Cost $98,489)                              $   186,782

Preferred Stock - 0.2%
    Furniture/Home Furnishing - 0.2%
               O'Sullivan Industries
                  Holdings, Inc. - 12% *                      77,000          36,480
                                                                         ===========
    Total Preferred Stock (Identified Cost $69,843)                      $    36,480
                                                                         ===========

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


      Industry   Company                                     Shares           Value
      --------   -------                                     ------           -----

Short-term Investments - 0.7%
      Money Market Funds - 0.7%
                 Expedition Money Market Fund                45,387     $    45,387
                 Federated Money Market Prime
                    Obligations Fund                         44,052          44,052
                 SEI Daily Income Trust Prime
                    Obligations Fund                         44,052          44,052
                                                                        -----------
                                                                            133,491
                                                                        ===========
      Total Short-term Investments (Identified Cost
                 $133,491)                                              $   133,491
                                                                        ===========
Total Investments - 94.5%                                               $18,146,716


    Industry   Company                                       Shares           Value
    --------   -------                                       ------           -----

Other Assets and Liabilities, net - 5.5%                                $ 1,047,260
                                                                        ===========

Total Net Assets - 100.0%                                               $19,193,976
                                                                        ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $11,900,828.
Gross unrealized appreciation and depreciation were $6,470,308 and $224,420 respectively, or net unrealized appreciation of $6,245,888.


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 1999

ASSETS:
       Investments at value (cost - $11,900,828)                                                     $18,146,716
       Cash                                                                                            1,003,497
       Receivable for investments sold                                                                 2,132,100
       Receivable for shares sold                                                                         34,548
       Receivable for interest                                                                             5,688
       Receivable for dividends                                                                              237
       Prepaid expenses                                                                                   14,328
                                                                                                     -----------
             Total assets                                                                             21,337,114
                                                                                                     -----------


LIABILITIES:
       Payable for investments purchased                                                               2,095,176
       Payable for management fee                                                                         40,907
       Payable for shares redeemed                                                                         2,662
       Accrued expenses                                                                                    4,393
                                                                                                     -----------
             Total liabilities                                                                         2,143,138
                                                                                                     -----------
       NET ASSETS (474,784 SHARES OUTSTANDING)                                                       $19,193,976
                                                                                                     ===========
       Net asset value, offering and redemption price per share ($19,193,976/474,784)                $     40.43
                                                                                                     ===========

NET ASSETS REPRESENT:
       Paid-in capital                                                                               $ 9,419,144
       Undistributed net realized gain                                                                 3,528,944
       Net unrealized appreciation of investments                                                      6,245,888
                                                                                                     -----------
       NET ASSETS                                                                                    $19,193,976
                                                                                                     ===========

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 1999

INVESTMENT INCOME:
       Dividends                                                                                     $     8,887
       Interest                                                                                           16,833
                                                                                                     -----------
             Total income                                                                                 25,720

EXPENSES:
       Management fees                                                                                    67,913
       Accounting fees                                                                                    24,744
       Audit fees                                                                                          3,520
       Custody                                                                                             3,709
       Insurance                                                                                           1,056
       Legal                                                                                               1,558
       Registration fees                                                                                   3,016
       Directors' fees                                                                                       693
       Miscellaneous                                                                                         188
                                                                                                     -----------
             Total expenses                                                                              106,397
                                                                                                     -----------

NET INVESTMENT LOSS                                                                                      (80,677)
                                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
       Net realized gain on investments                                                                4,348,032
       Net realized gain on options                                                                       48,626
       Net change in unrealized appreciation                                                           3,617,783
                                                                                                     -----------
       Net realized and unrealized gain                                                                8,014,441
                                                                                                     -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                     $ 7,933,764
                                                                                                     ===========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                            Six months ended      Year ended
INCREASE (DECREASE) IN NET ASSETS:                          December 31, 1999     June 30, 1999
OPERATIONS:
      Net investment loss                                        $    (80,677)     $    (47,554)
      Net realized gain on investments                              4,348,032           839,698
      Net realized gain (loss) on options                              48,626           (61,855)
      Net change in unrealized appreciation                         3,617,783         1,914,535
                                                                 ------------      ------------
          Net increase resulting from operations                    7,933,764         2,644,824
                                                                 ------------      ------------
      Distributions to shareholders:
          From net investment income                                        0                 0
          From realized gains on investments                       (1,763,406)         (196,285)
                                                                 ------------      ------------
            Total distributions to shareholders                    (1,763,406)         (196,285)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                  3,150,630         6,114,447
      Reinvestment of dividends                                     1,758,598           195,660
      Cost of shares redeemed                                      (1,395,233)       (6,100,843)
                                                                 ------------      ------------
          Net increase from Fund share transactions                 3,513,995           209,264
                                                                 ------------      ------------
          Net increase in net assets                                9,684,353         2,657,803
NET ASSETS:
      Beginning of period                                           9,509,623         6,851,820
                                                                 ------------      ------------
      End of period                                              $ 19,193,976      $  9,509,623
                                                                 ============      ============

Number of Fund shares:
      Sold                                                             97,921           313,043
      Issued on dividends reinvested                                   54,061            13,635
      Redeemed                                                        (42,618)         (298,404)
                                                                 ------------      ------------
          Net increase                                                109,364            28,274
      Outstanding at beginning of period                              365,420           337,146
                                                                 ------------      ------------
      Outstanding at end of period                                    474,784           365,420
                                                                 ============      ============

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                  Six months ended      Year ended       Year ended       Year ended
                                                  December 31, 1999   June 30, 1999    June 30, 1998    June 30, 1997
PER SHARE DATA
      Net asset value,
          beginning of period                        $      26.02     $      20.32     $      18.79     $      16.66
                                                     ------------     ------------     ------------     ------------

      Income (loss) from investment operations:
              Net investment loss                           (0.20)           (0.13)           (0.30)           (0.24)
              Net realized and
                  unrealized gain                           18.90             6.43             3.46             3.43
                                                     ------------     ------------     ------------     ------------
      Total from investment operations                      18.70             6.30             3.16             3.19
                                                     ------------     ------------     ------------     ------------

      Less distributions to shareholders:
          Net investment income                              0.00             0.00             0.00             0.00
          Net realized gains                                (4.29)           (0.60)           (1.63)           (1.06)
                                                     ------------     ------------     ------------     ------------
      Total distributions                                   (4.29)           (0.60)           (1.63)           (1.06)
                                                     ------------     ------------     ------------     ------------

      Net asset value, end of period                 $      40.43     $      26.02     $      20.32     $      18.79
                                                     ============     ============     ============     ============

TOTAL RETURN [1]                                             75.9%            33.4%            18.1%            19.9%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                      $ 19,193,976     $  9,509,623     $  6,851,820     $  3,420,490
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                             1.76%            1.04%            2.00%            2.00%
          Expenses before waivers
              and reimbursements                             1.76%            1.04%            2.00%            2.77%
          Net investment loss after waivers
              and reimbursements                            (1.33%)          (0.65%)          (1.50%)          (1.40%)

      Portfolio turnover rate [2]                           249.0%           211.1%           132.3%           138.9%

                                                    Year ended      8/5/94* to
                                                  June 30, 1996    June 30, 1995
PER SHARE DATA
      Net asset value,
          beginning of period                     $      11.71     $       9.89
                                                  ------------     ------------

      Income (loss) from investment operations:
              Net investment loss                        (0.18)           (0.02)
              Net realized and
                  unrealized gain                         5.22             1.84
                                                  ------------     ------------
      Total from investment operations                    5.04             1.82
                                                  ------------     ------------

      Less distributions to shareholders:
          Net investment income                           0.00             0.00
          Net realized gains                             (0.09)            0.00
                                                  ------------     ------------
      Total distributions                                (0.09)            0.00
                                                  ------------     ------------

      Net asset value, end of period              $      16.66     $      11.71
                                                  ============     ============

TOTAL RETURN [1]                                          43.3%            19.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $  1,502,485     $    276,272
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                          1.97%            1.86%
          Expenses before waivers
              and reimbursements                          5.73%           16.15%
          Net investment loss after waivers
              and reimbursements                         (1.26%)          (0.30%)

      Portfolio turnover rate [2]                        167.7%           139.9%



[1]   Not annualized for periods less than a year.
[2]   Annualized for periods less than a year.
*  August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:

                                            Call Options                Put Options
                                     ------------------------    ------------------------
                                       Number         Cost         Number         Cost
                                     ----------    ----------    ----------    ----------

Outstanding June 30, 1999                    12    $    9,927             5    $   16,029
Split                                        50
Purchased                                   903       274,118           408       263,951
Expired                                     (80)      (23,186)         (110)      (89,006)
Exercised                                  (235)      (67,335)            0             0
Closed                                     (410)     (149,558)         (183)     (136,451)
                                     ----------    ----------    ----------    ----------
Outstanding December 31, 1999               240    $   43,966           120    $   54,523
                                     ==========    ==========    ==========    ==========

Market value December 31, 1999                     $  160,751                  $   26,031
                                                   ==========                  ==========


4.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of the portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $15,640,894 and $14,710,952, respectively, for the six months ended December 31, 1999.

8.     Federal Income Taxes:

       During the six months ended December 31, 1999, the Fund paid a short-term capital gain of $2.321 per share and a long-term capital gain distribution of $1.964 per share to shareholders of record.